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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2021
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________
Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)
 _________________________________________________________________________________________

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)

(785) 575-6300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________________________________
Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form 8-K is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2021, Evergy’s Board of Directors (“Board”) unanimously appointed Mr. Kirkland B. Andrews as Evergy’s Executive Vice President and Chief Financial Officer. Mr. Andrews will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group. Mr. Andrews is expected to commence his role on or around February 22, 2021 and Mr. Andrews will vacate his roles with the Boards of Directors of the Evergy Companies effective upon commencement of his role as Executive Vice President and Chief Financial Officer. As disclosed by the Evergy Companies in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 8, 2021, Mr. Anthony D. Somma, current Executive Vice President and Chief Financial Officer, will leave the Evergy Companies in connection with the arrival of Mr. Andrews. Mr. Somma will continue to perform the duties of principal financial officer through the filing of the Evergy Companies’ 2020 Annual Report on Form 10-K.

In connection with Mr. Andrews’ appointment, Evergy and Mr. Andrews entered into an offer letter that provides Mr. Andrews with a compensation package initially consisting of the following:

•Mr. Andrews will receive an annual base salary of $700,000. Mr. Andrews will also participate in Evergy’s annual incentive plan, with an initial target award equal to 100% of his base salary, and in Evergy’s long-term incentive plan, with an initial target grant date award equal to 205% of his base salary.
•To induce Mr. Andrews to accept the position and, in part, to replace compensation that Mr. Andrews is forfeiting by departing from his current employer, Mr. Andrews will receive:
◦A cash payment on his employment start date of $1.2 million, which amount will be reduced by any amount he receives from his current employer pursuant to any 2020 annual cash incentive plan. The cash inducement payment must also be repaid if he resigns from Evergy for any reason other than death, disability or good reason before the first anniversary of his employment start date.
◦Restricted stock units with a grant date fair market value equal to $2.6 million, which units will vest in ratable one-third increments on the first, second and third anniversaries of his start date. The restricted stock units will vest in full if Mr. Andrews is terminated by Evergy without cause or if he resigns for good reason prior to the applicable vesting dates.
•Mr. Andrews will enter into Evergy’s standard form of change-in-control severance agreement (the “CIC Agreement”) and, subject to the terms of the CIC Agreement, be eligible to receive the severance benefits thereunder if his employment is involuntarily terminated or if he resigns for good reason in connection with a change in control.
•Mr. Andrews will be eligible for severance benefits pursuant to Evergy’s Executive Severance Plan (the “Severance Plan”), as amended from time to time, except that, if Mr. Andrews resigns for good reason (as defined in the CIC Agreement), Mr. Andrews will be entitled to the same benefits he would be eligible to receive under the Severance Plan if he had been terminated without cause. In addition, if Mr. Andrews becomes entitled to the severance benefits under the Severance Plan, as described above, during his first two years of employment, Mr. Andrews will receive, in addition to the severance benefits paid pursuant to the Severance Plan, cash severance payments equal to the cash severance amounts Mr. Andrews would be eligible to receive under certain portions of the CIC Agreement, less the cash severance amounts received under the Severance Plan (i.e., the aggregate amount of severance benefits paid to Mr. Andrews will be approximately equal to the severance levels under the CIC Agreement even though no change in control has occurred).

•Mr. Andrews will also be reimbursed up to $100,000 per year for substantiated expenses related to housing in Kansas City and air travel to and from his primary residence and Kansas City from 2021 through 2023. Mr. Andrews is also entitled to reimbursement of legal fees in connection with negotiating the offer letter and reviewing related matters, up to $15,000. Mr. Andrews will also be eligible to participate in Evergy’s general benefit plans (e.g., 401(k) plan and health and welfare plans), as well as Evergy’s nonqualified deferred compensation plan.

Mr. Andrews will not receive any separate compensation for his services at Evergy’s subsidiaries. .

Biographical information for Mr. Andrews is contained in Evergy’s proxy statement relating to the 2020 annual shareholder meeting that was filed with the SEC on March 20, 2020 and is incorporated into this Form 8-K by this reference. There are no arrangements or understandings between Mr. Andrews and any other person pursuant to which he was selected as an officer or director, other than those set forth in the offer letter and as described above. In addition, there are no family relationships between Mr. Andrews and any director or executive officer of Evergy, and Mr. Andrews has not been party to any related person transactions with Evergy.

The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter that is attached as Exhibit 10.1 and is incorporated herein by reference. Additionally, a copy of the form of CIC Agreement and a copy of the Severance Plan were previously filed as Exhibit 10.4 to Evergy’s Form 10-Q for the quarter ended March 31, 2019 and as Exhibit 10.1 to Evergy’s Form 10-Q for the quarter ended September 30, 2019, respectively.

Item 7.01	Regulation FD Disclosure
On February 4, 2021, Evergy issued a press release announcing the appointment of Mr. Andrews, as described above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01 and in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated January 30, 2021.
99.1	Press Release of Evergy, Inc., dated February 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Date: February 4, 2021